Income Taxes	8 Months Ended
Sep. 30, 2024
Income Taxes [Abstract]
Income Taxes

9. Income Taxes

No provision for income taxes was recorded for the three months ended September 30, 2024 and for the period of February 6, 2024 (inception) through September 30, 2024. Deferred tax assets generated from the Company’s net operating losses have been fully reserved, as the Company believes it is not more likely than not that the benefit will be realized due to the Company’s cumulative losses generated to date.